In re: Enron Corp
Case No. 01-16034

                                                    Schedule B - Personal Property

------------------------------------------ -------- --------------------------------------- -----------------------------------
                                                                                              Current Book Value of Debtor's
                                                                                              Interest in Property, Without
            Type of Property                                                                  Deducting Any Secured Claim or
                                            None      Description and Location of Property              Exemption
------------------------------------------ -------- --------------------------------------- -----------------------------------
1. Cash on Hand                               X
------------------------------------------ -------- --------------------------------------- -----------------------------------
2. Checking, savings or other
   financial accounts, certificates of                See Exhibit B-2                                              $10,831,151
   deposit, or shares in banks, savings
   and loan, thrift, building and loan,
   and homestead associations, or credit
   unions, brokerage houses, or
   cooperatives.
------------------------------------------ -------- --------------------------------------- -----------------------------------
3. Security Deposits with public              X
   utilities, telephone companies,
   landlords, and others.
------------------------------------------ -------- --------------------------------------- -----------------------------------
4. Household goods and furnishings,           X
   including audio, video, and computer
   equipment.
------------------------------------------ -------- --------------------------------------- -----------------------------------
5. Books, pictures, and other art                    Art in the Enron Building South,                               $3,960,938
   objects; antiques; stamp, coin                    Houston, Texas
   record, tape, compact disc, and
   other collections or collectibles.
------------------------------------------ -------- --------------------------------------- -----------------------------------
6. Wearing apparel.                           X
------------------------------------------ -------- --------------------------------------- -----------------------------------
7. Furs and jewelry.                          X
------------------------------------------ -------- --------------------------------------- -----------------------------------


                                                                Page 1 of 6



In re: Enron Corp
Case No. 01-16034

                                                    Schedule B - Personal Property

------------------------------------------ -------- --------------------------------------- -----------------------------------
8. Firearms and sports, photographic,         X
   and other hobby equipment.
------------------------------------------ -------- --------------------------------------- -----------------------------------
9. Interests in insurance policies. Name             See Exhibit B-9                                                       N/A
   insurance company of each policy and
   itemize surrender or refund value of
   each.                                             Numerous project-specific
                                                     insurance programs are in place and
                                                     could provide coverage for the
                                                     Debtor for its interest only as an
                                                     insured on such specific policies.
------------------------------------------ -------- --------------------------------------- -----------------------------------
10. Annuities. Itemize and name each          X
    issuer.
------------------------------------------ -------- --------------------------------------- -----------------------------------
11. Interests in IRA, ERISA, Keogh,           X
    or other pension or profit sharing
    plans. Itemize.
------------------------------------------ -------- --------------------------------------- -----------------------------------
12. Stock and interests in                           See Exhibit B-12                                          $16,265,346,514
    incorporated and unincorporated
    businesses. Itemize.
------------------------------------------ -------- --------------------------------------- -----------------------------------


                                                                Page 2 of 6



In re: Enron Corp
Case No. 01-16034

                                                    Schedule B - Personal Property

------------------------------------------ -------- --------------------------------------- -----------------------------------
13. Interests in partnerships or                     ENA CLO I Holding Company II LP                                        $0
    joint ventures. Itemize.                         50% Ownership

                                                     Enertek Partners LP                                             1,286,588
                                                     16.5% Ownership

                                                     Enron Capital Resources                                        20,079,534
                                                     21% Ownership

                                                     Enron Preferred Funding I LP                                   40,135,075
                                                     3% Ownership

                                                     Enron Preferred Funding II LP                                  30,980,251
                                                     3% Ownership

                                                     Houston Economic Opportunity Fund LP                                    0
                                                     99% Ownership

                                                     Ponderosa Assets, LP                                          196,957,592
                                                     Variable Ownership
                                                    --------------------------------------- -----------------------------------
                                                     Total                                                        $289,439,040
------------------------------------------ -------- --------------------------------------- -----------------------------------
14. Government and corporate bonds and        X
    other negotiable and non-negotiable
    instruments.
------------------------------------------ -------- --------------------------------------- -----------------------------------
15. Accounts receivable.                      X
------------------------------------------ -------- --------------------------------------- -----------------------------------
16. Alimony, maintenance, support, and        X
    property settlements to which the
    debtor is or may be entitled.
    Give particulars.
------------------------------------------ -------- --------------------------------------- -----------------------------------


                                                                Page 3 of 6



In re: Enron Corp
Case No. 01-16034

                                                    Schedule B - Personal Property

------------------------------------------ -------- --------------------------------------- -----------------------------------
17. Other liquidated debts owing                     Foreign Currency Swap Receivable                              $35,177,123
    debtor including tax refunds. Give               Accounts Receivable - Other                                   $26,536,099
    particulars.                                     Federal Income Tax Refund                                      63,170,865
                                                     Interest & Dividends Receivable                                 1,398,126
                                                     Long-Term Notes Receivable                                     10,443,567
                                                     Montana Income Tax Refund                                         323,186
                                                     New Mexico Income Tax Refund                                      188,373
                                                     North Dakota Income Tax Refund                                    142,760
                                                     Notes Receivable - Trade                                       46,804,489
                                                     Oklahoma Income Tax Refund                                        500,000
                                                     Utah Income Tax Refund                                            136,341
                                                    --------------------------------------- -----------------------------------
                                                    Total                                                         $184,820,929
------------------------------------------ -------- --------------------------------------- -----------------------------------
18. Equitable or future interests,            X
    life estates, and rights or powers
    exercisable for the benefit of the
    debtor other than those listed in
    Schedule of Real Property.
------------------------------------------ -------- --------------------------------------- -----------------------------------
19. Contingent and non-contingent                    Cash surrender value of Company owned                         $42,927,331
    interests in estate of a decedent,               life insurance (See Exhibit B-19)
    death benefit plan, life insurance
    policy, or trust.                                Cash surrender value of Trust owned                            30,134,238
                                                     life insurance (See Exhibit B-19)
                                                     Two annuity contracts purchased from                           10,000,000

                                                     Kenneth Lay
                                                    --------------------------------------- -----------------------------------
                                                     Total                                                        $83,061,569
------------------------------------------ -------- --------------------------------------- -----------------------------------
20. Other contingent and unliquidated                Prior to the Petition Date, Bank of                                  N/A
    claims of every nature,                          America, NA ("B of A") offset the
    including tax refunds, counterclaims             aggregate amount of $123,187,674 on
    of the debtor, and rights to setoff              deposit in several accounts
    claims.  Give estimated value of each.           maintained by the Debtor at
                                                     B of A. The Debtor believes
                                                     that such offsets were
                                                     improper and, thus, intends
                                                     to seek recovery of the
                                                     $123,187,674 from B of A.

                                                     SEE NOTE BELOW
------------------------------------------ -------- --------------------------------------- -----------------------------------


                                                                Page 4 of 6



In re: Enron Corp
Case No. 01-16034

                                                    Schedule B - Personal Property

------------------------------------------ -------- --------------------------------------- -----------------------------------
21. Patents, copyrights, and other
    intellectual property. Give                     Refer to B-22
    particulars.
------------------------------------------ -------- --------------------------------------- -----------------------------------
22. Licenses, franchises, and other                  Computer Software - SAP                                      $93,401,250
    general intangibles. Give particulars.           Computer Software - Other                                     60,337,751
                                                     Seat Licenses at former Enron Field                              226,075
                                                     Houston, TX
                                                    --------------------------------------- -----------------------------------
                                                     Total                                                       $153,965,076

                                                     The Debtor maintained various state
                                                     and federal licenses, certifications
                                                     or qualifications necessary to
                                                     conduct its business in the ordinary
                                                     course.
------------------------------------------ -------- --------------------------------------- -----------------------------------
23. Automobiles, trucks, trailers,                   Two automobiles located at Enron                                 $40,381
    and other vehicles and accessories.              Building North, Houston, Texas
------------------------------------------ -------- --------------------------------------- -----------------------------------
24. Boats, motors, and accessories.           X
------------------------------------------ -------- --------------------------------------- -----------------------------------
25. Aircraft and accessories.                        Improvements to leased aircraft &                               $975,703
                                                     spare parts
------------------------------------------ -------- --------------------------------------- -----------------------------------
26. Office equipment, furnishings,                   Furniture, fixtures, computer                                $23,417,132
    and supplies.                                    hardware and other equipment located
                                                     in Enron Building North and Enron
                                                     Building South, Houston, Texas
------------------------------------------ -------- --------------------------------------- -----------------------------------
27. Machinery, fixtures, equipment, and       X
    supplies used in business.
------------------------------------------ -------- --------------------------------------- -----------------------------------
28. Inventory.                                X
------------------------------------------ -------- --------------------------------------- -----------------------------------


                                                                Page 5 of 6



In re: Enron Corp
Case No. 01-16034

                                                    Schedule B - Personal Property

------------------------------------------ -------- --------------------------------------- -----------------------------------
29. Animals.                                  X
------------------------------------------ -------- --------------------------------------- -----------------------------------
30. Crops - growing or harvested.             X
    Give particulars.
------------------------------------------ -------- --------------------------------------- -----------------------------------
31. Farming equipment and implements.         X
------------------------------------------ -------- --------------------------------------- -----------------------------------
32. Farm supplies, chemicals, and feed.       X
------------------------------------------ -------- --------------------------------------- -----------------------------------
33. Other personal property of any                   See Exhibit B-33                                         $34,781,045,484
    kind not already listed. Itemize.
------------------------------------------ -------- --------------------------------------- -----------------------------------
                                                     Total                                                    $51,796,903,917
                                           -------- --------------------------------------- -----------------------------------

Note - B20:
-----------

The Debtor believes that it may possess certain claims and causes of action against various parties for, among other things, breach of contract, negligence, breach of fiduciary duty and malpractice. Additionally, the Debtors may possess contingent claims in the form of various avoidance actions they could commence under the provisions of Chapter 5 of the Bankruptcy Code and other relevant nonbankruptcy laws to recover assets, such as those related to various special purpose entities. The Debtor is currently in the process of identifying and analyzing such potential claims and causes of action.

The Debtor may also possess contingent and unliquidated claims against affiliated entities (both debtor and non-debtor) for various financial accommodations and similar benefits it has extended from time to time, including, but not limited to, contingent and unliquidated claims for contribution, reimbursement, and/or indemnification arising from various (i) letters of credit, (ii) surety bonds, (iii) guarantees, (iv) indemnities and (v) tax sharing agreements.

Additionally, prior to the Petition Date, the Debtor, as plaintiff, may have commenced various lawsuits in the ordinary course of its business against third parties seeking monetary damages for business-related losses. Refer to Statement of Financial Affairs, item 4(a) for lawsuits commenced pre-petition in which the Debtor was a plaintiff.

In re: Enron Corp
Case No. 01-16034

                                                              Exhibit B-2
                                                             Bank Accounts

--------------------------------------------- ------------------------- ------------------------- -----------------------------

                 Bank Name                         Account Number             Account Type                Book Balance

--------------------------------------------- ------------------------- ------------------------- -----------------------------
Bank of America - San Francisco                      1233517742         General Bank Account                         $10,821
--------------------------------------------- ------------------------- ------------------------- -----------------------------
Bank of America - Texas                              3750494015         General Bank Account                      $2,549,423
--------------------------------------------- ------------------------- ------------------------- -----------------------------
Bank of America - Texas                              3750494028         General Bank Account                              $0
--------------------------------------------- ------------------------- ------------------------- -----------------------------
Bank of America - Texas                              3751769163         General Bank Account                              $0
--------------------------------------------- ------------------------- ------------------------- -----------------------------
Bank One - Chicago                                    5246105           General Bank Account                         $13,463
--------------------------------------------- ------------------------- ------------------------- -----------------------------
Citibank - Delaware                                   39109839          General Bank Account                             $59
--------------------------------------------- ------------------------- ------------------------- -----------------------------
Citibank - Delaware                                   39109855          General Bank Account                         $16,505
--------------------------------------------- ------------------------- ------------------------- -----------------------------
Citibank - Delaware                                   39109847          General Bank Account                              $0
--------------------------------------------- ------------------------- ------------------------- -----------------------------
Citibank - London                                     8380430           General Bank Account                         $48,398
--------------------------------------------- ------------------------- ------------------------- -----------------------------
Citibank - London                                     8380449           General Bank Account                         $20,962
--------------------------------------------- ------------------------- ------------------------- -----------------------------
Citibank - London                                     8380457           General Bank Account                          $2,851
--------------------------------------------- ------------------------- ------------------------- -----------------------------
Citibank - London                                     8763429           General Bank Account                            $899
--------------------------------------------- ------------------------- ------------------------- -----------------------------
Citibank Aktiengesellschaft                          211086009          General Bank Account                        $114,292
--------------------------------------------- ------------------------- ------------------------- -----------------------------
Citibank - New York                                   40802462          General Bank Account                              $0
--------------------------------------------- ------------------------- ------------------------- -----------------------------
Citibank - New York                                   30411812          General Bank Account                              $0
--------------------------------------------- ------------------------- ------------------------- -----------------------------
Citibank - New York                                   00076486          General Bank Account                      ($773,414)
--------------------------------------------- ------------------------- ------------------------- -----------------------------
International Bank of Commerce                       1150875201         General Bank Account                      $2,956,119
--------------------------------------------- ------------------------- ------------------------- -----------------------------
JPMorganChase - Houston                             30101099833         General Bank Account                      $4,227,064
--------------------------------------------- ------------------------- ------------------------- -----------------------------
JPMorganChase - Houston                               2010942           General Bank Account                              $0
--------------------------------------------- ------------------------- ------------------------- -----------------------------
JPMorganChase - New York                              22426951          General Bank Account                      $1,143,640
--------------------------------------------- ------------------------- ------------------------- -----------------------------
JPMorganChase - New York                             222411144          General Bank Account                         $68,400
--------------------------------------------- ------------------------- ------------------------- -----------------------------
JPMorganChase - New York                             144000763          General Bank Account                      ($113,958)
--------------------------------------------- ------------------------- ------------------------- -----------------------------
JPMorganChase - Tokyo                                0110453255         General Bank Account                              $0
--------------------------------------------- ------------------------- ------------------------- -----------------------------
Standard Charter Bank                              3582088462001        General Bank Account                              $0
--------------------------------------------- ------------------------- ------------------------- -----------------------------
Goldman, Sachs & Co.                                                    Investment (generally                       $545,625
                                                                        overnight money market
                                                                        and commercial paper)
--------------------------------------------- ------------------------- ------------------------- -----------------------------
                                                                        Total                                    $10,831,151
                                                                        ------------------------- -----------------------------

In re: Enron Corp
Case No. 01-16034

                                                              Exhibit B-9
                                                    Interests in Insurance Policies

-------------------------------------------------------------------------------------------------------------------------------

     Type Of Insurance          Insurance Company            Term                Basis Of Cover             Deductibles

-------------------------------------------------------------------------------------------------------------------------------
Property
-----------------------------
All Risks of Physical Loss   Underwriters at         3/1/2001 - 4/1/2002        $600,000,000 per      Power Generating Assets,
including Machinery          Lloyds, London and                                   occurrence,             Methanol and MTBE
Breakdown and Business       various American and                             $50,000,000 business    $5,000,000 per occurrence
Interruption                 European Market                                 interruption sublimit,
                             Companies                                       $50,000,000 earthquake
                                                                                   sub-limit
                             Policy No. MSBN5889                                                              All Other
                                                                                                      $1,000,000 per occurrence
                             Policy No. MSBN5888
                             Deductible Buydown      3/1/2001 - 4/1/2002                                   12 Power Plants
                                                                                                      $1,000,000 per occurrence
                             Policy No. LU0129762                                                             30 Day BI
-------------------------------------------------------------------------------------------------------------------------------
Worker's Compensation        Traveler's              6/1/2001 - 6/1/2002     Worker's Compensation           $1,000,000
                                                                             ---------------------
                             TC2J-UB-260T532-3-01                                  Statutory
                             TRJ-UB-260T534-7-01
                             TR-UB-750G392-6-01
                                                                              Employer's Liability
                                                                            $2,000,000 Each Accident
                                                                           $2,000,000 Disease - Each
                                                                                    Employee
                                                                              $2,000,000 Disease -
                                                                                     Policy
                                                                                     Limit
Captive Funding                                      6/1/2001 - 6/12002
-------------------------------------------------------------------------------------------------------------------------------
General Liability            Self - Insured          6/1/2001 - 6/1/2002           $2,000,000                $2,000,000
                             TC2J-GLSA-260T9727
                             TC2-GLSA-261T2492
Captive Funding                                      6/1/2001 - 6/1/2002
-------------------------------------------------------------------------------------------------------------------------------
Automobile Liability         Traveler's              6/1/2001 - 6/1/2002           $2,000,000                $2,000,000
                             TC2E-CAP-260T5384
                             TC2J-CAP-260T5372
Captive Funding                                      6/1/2001 - 6/1/2002
-------------------------------------------------------------------------------------------------------------------------------


                                                                Page 1 of 3



In re: Enron Corp
Case No. 01-16034

                                                              Exhibit B-9
                                                    Interests in Insurance Policies

-------------------------------------------------------------------------------------------------------------------------------

     Type Of Insurance          Insurance Company            Term                Basis Of Cover             Deductibles

-------------------------------------------------------------------------------------------------------------------------------
Excess Liability             AEGIS - X0079A1A99      4/21/2001 - 4/21/2002    Limits in Excess of       Excess of $2,000,000
                                                                                  $850,000,000         general liability, auto
                             EIM - 50101900GL                                                           liability employer's
                             London - LE0029962                                                         liability and aircraft
                             London - MABN5631                                                                 liability.
                             Lumberman's -
                             9SR131340-00
                             Bermuda Mkts.
                              XL - TBD
                              ACE - TBD
                              Starr - TBD
                              Zurich - TBD
-------------------------------------------------------------------------------------------------------------------------------
Executive Coverages          Crime                           Crime         Crime - Total $75,000,000           Crime
                             -----                           -----         -------------------------           -----
                             St. Paul - #400JW6221    1/1/2000 - 1/1/2003         $25,000,000         $500,000 per occurrence
                             Chubb - #81092895H                                   $25,000,000
                             Great American -                                     $25,000,000

                             Fiduciary                     Fiduciary               Fiduciary                 Fiduciary
                             ---------                     ---------               ---------                 ---------
                             AEGIS - F0079A1A99      5/15/1999 - 5/15/2002        $85,000,000         $200,000 per occurrence
                             Chubb - 81464184A

                             Director's & Officers   Director's & Officers   Director's & Officers     Director's & Officers
                             ---------------------   ---------------------   ---------------------     ---------------------
                             AEGIS - D0079A1A98       9/1/2001 - 9/1/2002         $300,000,000             $1,000,000 per
                                                                                                             occurrence
                             EIM - 900630-00D0
                             Chubb - 81794103SWH

                             Hartford -
                             ELU - EX71010999
                             Lloyds LK9802531
                             St. Paul - 568CM0934
                             Chubb - 81814314
                             Royal - PSF00633
                             ACE - ECAD01001
-------------------------------------------------------------------------------------------------------------------------------
Aircraft Liability           Associated Aviation       11/1/01- 11/1/02     Liability - $100,000,000             $0
                             Underwriters                                     Hull - Full coverage               $0
                             Policy # BHV210908
-------------------------------------------------------------------------------------------------------------------------------
Cargo                        Gulf Insurance Company    Open Ocean Cargo        $40,000,000 limit               $5,000
                             Policy #SM4-1169         5/1/2001 - 5/1/2002
-------------------------------------------------------------------------------------------------------------------------------


                                                                Page 2 of 3



In re: Enron Corp
Case No. 01-16034

                                                              Exhibit B-9
                                                    Interests in Insurance Policies

-------------------------------------------------------------------------------------------------------------------------------

     Type Of Insurance          Insurance Company            Term                Basis Of Cover             Deductibles

-------------------------------------------------------------------------------------------------------------------------------
Wharfinger's                 Commercial Union         11/23/01 - 11/23/02           $500,000                   $1,000
                             Policy No. CRJH30180
-------------------------------------------------------------------------------------------------------------------------------
Protection & Indemnity       Enron                     2/20/01 - 2/20/02          $400,000,000                $100,000
                             -----

                             Gard P&I Club
                             Policy No. MW0007901

                             Metals                    2/20/01 - 2/20/02          $400,000,000                $100,000
                             ------
                             Gard P&I Club
                             Policy No. MW3306600
-------------------------------------------------------------------------------------------------------------------------------
Charterer's / COPOL          Lloyd's                   2/20/01 - 2/20/02          $50,000,000                 $100,000
Xs Charterer's cargo         Policy No.
                             JLWCTF2586
Owner's Pollution
-------------------------------------------------------------------------------------------------------------------------------
Political Risk               OPIC (Primary)            7/22/01 - 7/22/02       Varies by Project          10% of exposure
                             Commercial (Excess)                             $460,000,000 excess of              $0
                                                                                    primary
-------------------------------------------------------------------------------------------------------------------------------
Note: Numerous Project Specific Insurance programs are placed and could provide coverage for Enron Corp. for its interest only as an insured on such specific policies.
-------------------------------------------------------------------------------------------------------------------------------

In re: Enron Corp
Case No. 01-16034

                                                             Exhibit B-12
                                   Stock and Interests in Incorporated and Unincorporated Businesses

---------------------------------------------------------- ---------------------------------------- ---------------------------

                    Name of Business                                Percentage Ownership                    Book Value

---------------------------------------------------------- ---------------------------------------- ---------------------------
Atlantic Commercial Finance, Inc.                                           100%                                $514,042,707
---------------------------------------------------------- ---------------------------------------- ---------------------------
Atlantic Water Trust                                                         50%                               ($186,503,591)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Azurix Corp.                                                       100% of preferred stock                      $180,000,000
---------------------------------------------------------- ---------------------------------------- ---------------------------
BAM Lease Company                                                           100%                              $1,311,534,117
---------------------------------------------------------- ---------------------------------------- ---------------------------
Citrus Corp.                                                                 50%                                $566,683,892
---------------------------------------------------------- ---------------------------------------- ---------------------------
Clinton Energy Management Services, Inc.                                    100%                                ($16,407,698)
---------------------------------------------------------- ---------------------------------------- ---------------------------
East Java Funding Corp. B.V.                                                100%                                     ($3,294)
---------------------------------------------------------- ---------------------------------------- ---------------------------
EGP Fuels Company                                                           100%                               ($398,961,880)
---------------------------------------------------------- ---------------------------------------- ---------------------------
EGRET I LLC                                                                 100%                                          $0
---------------------------------------------------------- ---------------------------------------- ---------------------------
ENA CLO I Holding Company GP L.L.C.                                         100%                                     $96,785
---------------------------------------------------------- ---------------------------------------- ---------------------------
ENA CLO I Trust                                                             100%                                          $0
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron America del Sur S.A.                                                 99.99%                                 $1,985,020
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron BW Holdings Ltd.                                                      100%                                          $0
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Canada Corp.                                                 100% of preferred stock                    $1,039,504,347
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Capital Investments Corp.                                            82.95%                               $370,193,358
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Capital LLC                                                          99.98%                                $56,819,392
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Capital Trust I                                                       100%                                  $6,245,541
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Capital Trust II                                                      100%                                  $2,973,428
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Cayman Leasing Ltd                                                    100%                                 $13,119,506
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Ceska Republika B.V.                                                  100%                                       ($854)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Coal Company                                                          100%                                ($38,572,767)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Coal Pipeline Company                                                 100%                                    $416,189
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Communications Group, Inc.                                            100%                                 $97,407,226
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron CPO Finance I, Inc.                                                   100%                                     ($2,456)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron CPO Finance II, Inc.                                                  100%                                        $302
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron CPO Holdings, Inc.                                                    100%                                     ($3,988)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron CPO Management Holdings I, Inc.                                       100%                                        $199
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron CPO Management Holdings II, Inc.                                      100%                                        $260
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron CPO Partners II, Inc.                                                 100%                                        $241
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron CTS International, Inc.                                               100%                                 ($1,950,448)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Development Piti Holdings Corp.                                        25%                                 $12,921,932
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Development Turkey Ltd.                                               100%                                     ($6,286)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Development Vietnam L.L.C.                                             99%                                          $0
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Energy Services International Co.                                     100%                                ($32,774,898)
---------------------------------------------------------- ---------------------------------------- ---------------------------


                                                                Page 1 of 4



In re: Enron Corp
Case No. 01-16034


                                                             Exhibit B-12
                                   Stock and Interests in Incorporated and Unincorporated Businesses

---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Energy Services, LLC                                                 98.16%                               $505,315,514
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Engineering & Construction Company                                    100%                                 $36,364,997
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Equipment Company                                                     100%                                          $0
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Equity Corp.                                                         73.03%                               $230,817,848
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Europe L.L.C.                                                         100%                                $141,355,402
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron European Power Investor LLC                                           100%                                 $38,202,400
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Expat Services Inc.                                                   100%                                     ($4,985)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Finance Management, LLC                                               100%                                 $52,584,596
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Finance Partners, LLC                                                 0.22%                                 $1,114,633
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Foundation                                                            100%                                          $0
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Funding Corp.                                                         100%                                  $6,369,081
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Global Exploration & Production Inc.                                  100%                                $577,367,139
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Global Markets LLC                                                    100%                                ($22,683,032)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Global Power & Pipeline L.L.C.                                         36%                                $275,500,710
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Hrvatska Development B.V.                                             100%                                     ($5,297)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Hungary Power Station Development Kft.                                 51%                                      $5,129
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Industrial Markets LLC                                                100%                                          $0
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron International Asset Management Corp.                                  100%                                  $3,663,503
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron International Guatemala Ltd.                                          100%                                     ($3,877)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron International Holdings Corp.                                           30%                                $170,267,401
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron International Holdings Ltd.                                           100%                                    ($59,824)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron International Inc.                                                    100%                               ($342,409,678)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Investment Partners Co.                                               100%                                 ($4,578,313)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Japan Funding Corp.                                                   100%                                     $25,507
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Latvia Holdings                                                       100%                                      $1,000
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Lawhill Capital Corp.                                                 100%                                      $1,000
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Licensing Corp.                                                       100%                                      $1,000
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Liquid Fuels, Inc.                                                    100%                                ($38,137,364)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Louisiana Transportation Company                                      100%                                   ($588,334)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Management, Inc.                                                      100%                                 $72,018,384
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Minerals Company                                                      100%                                ($18,938,235)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Miskolc Power Development Kft.                                       86.36%                                    $31,000
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Net Works LLC                                                         100%                                 $29,055,354
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Netherlands Holding B.V.                                              100%                                 ($2,223,094)
---------------------------------------------------------- ---------------------------------------- ---------------------------


                                                                Page 2 of 4



In re: Enron Corp
Case No. 01-16034


                                                             Exhibit B-12
                                   Stock and Interests in Incorporated and Unincorporated Businesses

---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron North America Corp.                                                   100%                              $2,158,889,793
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Northwest Finance, LLC                                               93.89%                            ($2,031,806,742)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Olympus Holdings, Inc.                                                100%                                      $1,000
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Operating Services Corp.                                              100%                                         ($2)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Pipeline Construction Services Company                                100%                                      $9,999
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Pipeline Holding Company                                              19.8%                               $318,784,621
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Ponderosa Management Holdings, Inc.                                   100%                                 $59,064,754
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Power Corp.                                                           100%                              $1,184,430,103
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Products Pipeline, Inc.                                               100%                                   ($562,778)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Property & Services Corp.                                            98.03%                               $185,730,476
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Realty Advisors, Inc.                                                 100%                                  $8,015,362
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Russia Development, Inc.                                              100%                                 ($4,092,605)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Servicios de Energia, S.A.                                            100%                                   ($366,632)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Sports Corp.                                                          100%                                        $849
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Supply Corp.                                                          100%                                      $1,000
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Trailblazer Pipeline Company                                          100%                                 $62,781,480
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Valkyrie, LLC                                                          95%                                 $55,567,185
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Ventures Corp.                                                        100%                                ($46,070,814)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron WarpSpeed Services, Inc.                                              100%                                 $33,390,316
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Washington, Inc.                                                      100%                                 ($7,770,037)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron West Africa Power Ltd.                                                100%                                     ($8,255)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Enron Xcelerator Services, Inc.                                             100%                                      $1,000
---------------------------------------------------------- ---------------------------------------- ---------------------------
EOC Preferred, LLC                                                          100%                              $3,042,325,066
---------------------------------------------------------- ---------------------------------------- ---------------------------
EOTT Energy Corp.                                                           100%                                 $49,974,658
---------------------------------------------------------- ---------------------------------------- ---------------------------
ES Power 1 LLC                                                              100%                                          $0
---------------------------------------------------------- ---------------------------------------- ---------------------------
ES Power 2 LLC                                                              100%                                    $816,196
---------------------------------------------------------- ---------------------------------------- ---------------------------
ES Power 3 LLC                                                              100%                                          $0
---------------------------------------------------------- ---------------------------------------- ---------------------------
Grampian LLC                                                                100%                                          $0
---------------------------------------------------------- ---------------------------------------- ---------------------------
Grand Slam Parking, Inc.                                                    100%                                    ($50,698)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Gulf Company Ltd.                                                           100%                                 $35,283,706
---------------------------------------------------------- ---------------------------------------- ---------------------------
Herzeleide, LLC                                                             100%                                          $0
---------------------------------------------------------- ---------------------------------------- ---------------------------
Joint Energy Development Investments Limited                         50% Voting Interest                         $28,177,595
---------------------------------------------------------- ---------------------------------------- ---------------------------
LOA, Inc.                                                                   100%                                 $27,083,545
---------------------------------------------------------- ---------------------------------------- ---------------------------


                                                                Page 3 of 4



In re: Enron Corp
Case No. 01-16034


                                                             Exhibit B-12
                                   Stock and Interests in Incorporated and Unincorporated Businesses

---------------------------------------------------------- ---------------------------------------- ---------------------------
Maliseet Properties, Inc.                                   100% of Preferred Class A; 82.01% of                 $25,473,362
                                                                      Preferred Class B
---------------------------------------------------------- ---------------------------------------- ---------------------------
Marianas Energy Company LLC                                                  50%                                 $30,031,731
---------------------------------------------------------- ---------------------------------------- ---------------------------
Nahanni Investors L.L.C.                                             100% Class B Member                                  $0
---------------------------------------------------------- ---------------------------------------- ---------------------------
Nikita, L.L.C.                                                               50%                                          $0
---------------------------------------------------------- ---------------------------------------- ---------------------------
Northern Plains Natural Gas Company                                         100%                                $228,032,791
---------------------------------------------------------- ---------------------------------------- ---------------------------
Nowa Sarzyna Holding B.V.                                                   100%                                 $12,410,074
---------------------------------------------------------- ---------------------------------------- ---------------------------
Organizational Partner, Inc.                                                100%                              $1,611,583,728
---------------------------------------------------------- ---------------------------------------- ---------------------------
PBOG Corp.                                                                  100%                                      $1,000
---------------------------------------------------------- ---------------------------------------- ---------------------------
PE Holdings LLC                                                             100%                              $1,272,558,303
---------------------------------------------------------- ---------------------------------------- ---------------------------
Peregrine I LLC                                                             100%                                          $0
---------------------------------------------------------- ---------------------------------------- ---------------------------
Portland General Electric Company                                           100%                              $1,644,007,220
---------------------------------------------------------- ---------------------------------------- ---------------------------
Portland General Holdings, Inc.                                             100%                                $100,698,462
---------------------------------------------------------- ---------------------------------------- ---------------------------
Portland Transition Company, Inc.                                           100%                                          $0
---------------------------------------------------------- ---------------------------------------- ---------------------------
Prairie Hawk, Inc.                                                          100%                                        $950
---------------------------------------------------------- ---------------------------------------- ---------------------------
Preferred Voting Trust                                                      100%                                          $1
---------------------------------------------------------- ---------------------------------------- ---------------------------
RMS Management, LLC                                                         100%                                      $9,230
---------------------------------------------------------- ---------------------------------------- ---------------------------
San Juan Gas Company Inc.                                                   100%                                 $13,510,262
---------------------------------------------------------- ---------------------------------------- ---------------------------
Seminole Capital LLC                                                        99.8%                               $893,212,851
---------------------------------------------------------- ---------------------------------------- ---------------------------
Sequoia Financial Assets, LLC                                                96%                                 $50,000,014
---------------------------------------------------------- ---------------------------------------- ---------------------------
Shelby Ltd.                                                                 100%                                     ($7,341)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Smith Street Land Company                                                   100%                               ($368,204,710)
---------------------------------------------------------- ---------------------------------------- ---------------------------
Sports Financing Corp.                                                     12.50%                                       $125
---------------------------------------------------------- ---------------------------------------- ---------------------------
TerraCo, LLC                                                                100%                                          $0
---------------------------------------------------------- ---------------------------------------- ---------------------------
Yellowknife Investors, Inc.                                                 100%                                $377,709,427
---------------------------------------------------------- ---------------------------------------- ---------------------------
Yosemite Securities Company Ltd.                                             5%                                   $1,783,882
---------------------------------------------------------- ---------------------------------------- ---------------------------
Yosemite Securities Truast I                                                 5%                                   $3,750,000
---------------------------------------------------------- ---------------------------------------- ---------------------------
Zond Maine Development Corporation                                          100%                                       ($837)
---------------------------------------------------------- ---------------------------------------- ---------------------------
                                                                            Total                            $16,265,346,514
                                                           ---------------------------------------- ---------------------------

                                                                Page 4 of 4

In re: Enron Corp
Case No. 01-16034


                                                             Exhibit B-19
         Contingent and non-contingent interests in estate of a decedent, death benefit plan, life insurance policy, or trust.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Net Cash
                                                                                                                        Surrender
                                                                                                                          Value
       Policy Group                                                                Number   Gross Cash        Loan      Excluding
                                Contact                      Plan                    of      Surrender       Balance     Interest
                                                                                  Policies     Value                     Charges
------------------------------------------------------------------------------------------------------------------------------------
COLI
Mass. Mutual - 12/28/84   Clark/Bardes     1985 Deferral Plan                         134     $37,895,715   $35,400,642  $2,495,073
Great Western Life -      Clark/Bardes     1985 Deferral Plan                         201    $156,072,109  $160,686,393 ($4,614,284)
06/01/86
Pacific Life              MCG/Silverstone  1985 Deferral Plan/Directors' Unfunded       7      $5,301,294    $5,000,837    $300,457
                          Group            Deferred Income Plan
Security Life of Denver   MCG/Silverstone  1985 Deferral Plan/Directors' Unfunded       5      $2,600,345    $2,509,495     $90,850
                          Group            Deferred Income Plan
Pacific Life              MCG/Silverstone  1985 Deferral Plan                         150    $108,864,774  $101,392,867  $7,471,907
                          Group
Security Life of Denver   MCG/Silverstone  1985 Deferral Plan                         216     $85,917,753   $82,883,551  $3,034,202
                          Group
                                                                                  --------------------------------------------------
                                           1985 Deferral Plan/Directors' Unfunded     713    $396,651,991  $387,873,785  $8,778,206
                                           Deferred Income Plan Total

Mass Mutual  - 3/1/83-84  Clark/Bardes     Executive Supp. Benefit Plan                81     $31,292,170  $29,655,380   $1,636,790
Mass. Mutual - 03/01/85   Clark/Bardes     Executive Supp. Benefit Plan                51     $10,232,071   $9,598,093     $633,978
Pacific Life              MCG/Silverstone  Executive Supp. Benefit Plan                15      $2,392,347   $2,306,105      $86,242
                          Group
Security Life of Denver   MCG/Silverstone  Executive Supp. Benefit Plan                55     $31,129,624           $0  $31,129,624
                          Group
Security Life of Denver   MCG/Silverstone  Executive Supp. Benefit Plan                22      $2,221,247   $2,064,832     $156,415
                          Group
                                                                                  --------------------------------------------------
                                           Executive Supp. Benefit Plan Total         224     $77,267,459  $43,624,409  $33,643,050

Pacific Life              MCG/Silverstone  Special Deferred Compensation Agreement      1        $991,138     $932,707      $58,431
                          Group

Pacific Life              MCG/Silverstone  Survivor Benefit Plan                        9      $1,527,853   $1,460,572      $67,281
                          Group

Security Life of Denver   MCG/Silverstone  Survivor Benefit Plan                       18      $3,762,303   $3,497,370     $264,933
                          Group
                                                                                  --------------------------------------------------
                                           Survivor Benefit Plan Total                 27      $5,290,157   $4,957,942     $332,214

Security Life of Denver   MCG/Silverstone  Officers' Post Retirement Life Plan          4      $1,636,204   $1,520,775     $115,430
                          Group
                                                                                  --------------------------------------------------
                                           Total COLI                                 969    $481,836,949 $438,909,618  $42,927,331
                                                                                  ==================================================


TOLI
CIGNA - 9/28/94           Clark/Bardes     TOLI/1994 Deferral Plan                     78     $30,134,238          $0   $30,134,238
                                                                                  --------------------------------------------------
                                           Total TOLI                                  78     $30,134,238          $0   $30,134,238
                                                                                  ==================================================

------------------------------------------------------------------------------------------------------------------------------------

In re: Enron Corp
Case No. 01-16034


                                                             Exhibit B-33
                                        Other Personal Property of Any Kind Not Already Listed

------------------------------------------------------------------------------------ ------------------------------------------

                              Description of Property                                               Book Value

------------------------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------------------------ ------------------------------------------
Accounts Receivable - Officer and Employee Advances                                                                 $392,055
------------------------------------------------------------------------------------ ------------------------------------------
Margin deposits                                                                                                  $37,191,951
------------------------------------------------------------------------------------ ------------------------------------------
Notes Receivable - Officer and Employee Advances                                                                  $1,325,149
------------------------------------------------------------------------------------ ------------------------------------------
Prepaid - Other                                                                                                     $571,541
------------------------------------------------------------------------------------ ------------------------------------------
Prepaid Insurance                                                                                                $26,989,346
------------------------------------------------------------------------------------ ------------------------------------------
Prepaid Interest                                                                                                  $5,656,797
------------------------------------------------------------------------------------ ------------------------------------------
Prepaid Naming Rights to the former Enron Field                                                                   $3,535,043
------------------------------------------------------------------------------------ ------------------------------------------
Price Risk Management Assets                                                                                         Unknown
------------------------------------------------------------------------------------ ------------------------------------------
Price Risk Management Assets - Affiliate                                                                             Unknown
------------------------------------------------------------------------------------ ------------------------------------------

------------------------------------------------------------------------------------ ------------------------------------------
Accounts Receivable - Affiliates:
------------------------------------------------------------------------------------ ------------------------------------------
   AEL Finance B.V.                                                                                                   $2,488
------------------------------------------------------------------------------------ ------------------------------------------
   Agave VPP, LLC                                                                                                 $2,351,719
------------------------------------------------------------------------------------ ------------------------------------------
   Anhinga, L.P.                                                                                                        $100
------------------------------------------------------------------------------------ ------------------------------------------
   Annapurna LLC.                                                                                                       $100
------------------------------------------------------------------------------------ ------------------------------------------
   Artemis Associates, Inc.                                                                                     $998,668,125
------------------------------------------------------------------------------------ ------------------------------------------
   Atlantic Commercial Finance Inc.                                                                           $2,351,974,841
------------------------------------------------------------------------------------ ------------------------------------------
   Azurix Argentina Holding Inc.                                                                                    $864,237
------------------------------------------------------------------------------------ ------------------------------------------
   Azurix Cancun B.V.                                                                                                 $2,488
------------------------------------------------------------------------------------ ------------------------------------------
   Azurix Germany B.V.                                                                                                $2,488
------------------------------------------------------------------------------------ ------------------------------------------
   Azurix Isla Mujeres B.V.                                                                                           $2,488
------------------------------------------------------------------------------------ ------------------------------------------
   Azurix Mexico City B.V.                                                                                            $2,488
------------------------------------------------------------------------------------ ------------------------------------------
   Bahia Las Minas Corp.                                                                                             $57,080
------------------------------------------------------------------------------------ ------------------------------------------
   Baltic Energy Corporation                                                                                          $1,000
------------------------------------------------------------------------------------ ------------------------------------------
   Bear Paw Energy, LLC                                                                                              $67,000
------------------------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------------------------ ------------------------------------------
   Big Island V, LLC                                                                                                    $100
------------------------------------------------------------------------------------ ------------------------------------------
   Big Island VI, L.L.C.                                                                                                $100
------------------------------------------------------------------------------------ ------------------------------------------
   Big Island VIII, L.L.C.                                                                                              $100
------------------------------------------------------------------------------------ ------------------------------------------
   Black Mesa Pipeline, Inc.                                                                                         $25,049
------------------------------------------------------------------------------------ ------------------------------------------
   Bob West Teasure L.L.C.                                                                                              $100
------------------------------------------------------------------------------------ ------------------------------------------
   Boreas Holdings Corp.                                                                                          $4,270,632
------------------------------------------------------------------------------------ ------------------------------------------
   Bristol Water Trust                                                                                            $5,373,435
------------------------------------------------------------------------------------ ------------------------------------------
   Brownsville Power I, L.L.C.                                                                                    $3,461,780
------------------------------------------------------------------------------------ ------------------------------------------
   Caledonia Power I, L.L.C.                                                                                      $2,335,495
------------------------------------------------------------------------------------ ------------------------------------------


                                                                Page 1 of 13



In re: Enron Corp
Case No. 01-16034


                                                             Exhibit B-33
                                        Other Personal Property of Any Kind Not Already Listed

------------------------------------------------------------------------------------ ------------------------------------------

                              Description of Property                                               Book Value

------------------------------------------------------------------------------------ ------------------------------------------
   Calvert City Power I LLC                                                                                         $657,580
------------------------------------------------------------------------------------ ------------------------------------------
   Calypso Pipeline, LLC                                                                                            $144,728
------------------------------------------------------------------------------------ ------------------------------------------
   Cheyenne Financing S.a.r.l.                                                                                        $1,569
------------------------------------------------------------------------------------ ------------------------------------------
   Citrus Corp                                                                                                      $410,704
------------------------------------------------------------------------------------ ------------------------------------------
   Citrus Trading Corp                                                                                                $8,350
------------------------------------------------------------------------------------ ------------------------------------------
   Coal Properties Corporation                                                                                    $9,341,458
------------------------------------------------------------------------------------ ------------------------------------------
   Compagnie Papiers Stadacona                                                                                          $812
------------------------------------------------------------------------------------ ------------------------------------------
   Compression Projects Finance Ltd.                                                                                  $2,285
------------------------------------------------------------------------------------ ------------------------------------------
   Crestone Energy Ventures, L.L.C.                                                                                   $8,308
------------------------------------------------------------------------------------ ------------------------------------------
   Crestone Gathering Services, LLC                                                                              $15,697,386
------------------------------------------------------------------------------------ ------------------------------------------
   Crestone Gathering Services, L.L.C.                                                                              $443,195
------------------------------------------------------------------------------------ ------------------------------------------
   D & J Oil & Gas L.L.C.                                                                                             $8,625
------------------------------------------------------------------------------------ ------------------------------------------
   DataSystems Group, Inc                                                                                         $3,110,270
------------------------------------------------------------------------------------ ------------------------------------------
   Des Plains Green Land Development LLC                                                                         $16,137,122
------------------------------------------------------------------------------------ ------------------------------------------
   Destec Properties Limited Partnership                                                                             $16,615
------------------------------------------------------------------------------------ ------------------------------------------
   EBS - Ventures, L.L.C.                                                                                           $205,593
------------------------------------------------------------------------------------ ------------------------------------------
   EBS Global Cable and Satellite, Inc                                                                                $1,230
------------------------------------------------------------------------------------ ------------------------------------------
   EBS Hong Kong Limited                                                                                              $2,754
------------------------------------------------------------------------------------ ------------------------------------------
   EBS Trading, Inc.                                                                                              $1,000,025
------------------------------------------------------------------------------------ ------------------------------------------
   ECI - Nevada Corp                                                                                              $5,737,975
------------------------------------------------------------------------------------ ------------------------------------------
   ECM LLC                                                                                                        $9,434,798
------------------------------------------------------------------------------------ ------------------------------------------
   ECT Coal Company No. 2, L.L.C.                                                                                   $216,230
------------------------------------------------------------------------------------ ------------------------------------------
   ECT Diversified Investments, LLC                                                                                  $67,778
------------------------------------------------------------------------------------ ------------------------------------------
   ECT Eocene Enterprises, Inc.                                                                                   $4,897,634
------------------------------------------------------------------------------------ ------------------------------------------
   ECT Europe Finance Inc.                                                                                       $17,317,112
------------------------------------------------------------------------------------ ------------------------------------------
   ECT Europe Inc                                                                                               $163,737,017
------------------------------------------------------------------------------------ ------------------------------------------
   ECT Global Resources Corp.                                                                                        $13,948
------------------------------------------------------------------------------------ ------------------------------------------
   ECT Investing Corp.                                                                                                   $96
------------------------------------------------------------------------------------ ------------------------------------------
   ECT Investment Inc.                                                                                           $15,332,036
------------------------------------------------------------------------------------ ------------------------------------------
   ECT Merchant Investments Corp.                                                                                $25,605,922
------------------------------------------------------------------------------------ ------------------------------------------
   ECT Overseas Holding Corp                                                                                         $61,879
------------------------------------------------------------------------------------ ------------------------------------------
   ECT Powder River LLC                                                                                           $3,555,086
------------------------------------------------------------------------------------ ------------------------------------------
   ECT Securities Limited Partnership                                                                                $21,109
------------------------------------------------------------------------------------ ------------------------------------------
   ECT Strategic Value Corp.                                                                                     $32,838,138
------------------------------------------------------------------------------------ ------------------------------------------


                                                                Page 2 of 13



In re: Enron Corp
Case No. 01-16034


                                                             Exhibit B-33
                                        Other Personal Property of Any Kind Not Already Listed

------------------------------------------------------------------------------------ ------------------------------------------

                              Description of Property                                               Book Value

------------------------------------------------------------------------------------ ------------------------------------------
   ECT Thailand Investments, Inc                                                                                  $9,771,013
------------------------------------------------------------------------------------ ------------------------------------------
   ECT Wind River. L.L.C.                                                                                           $106,728
------------------------------------------------------------------------------------ ------------------------------------------
   ECTMI Trutta Holdings LP                                                                                          $75,000
------------------------------------------------------------------------------------ ------------------------------------------
   ECTMI Trutta Holdings LP                                                                                      $10,666,717
------------------------------------------------------------------------------------ ------------------------------------------
   ECTR Korea Corp-Korean Branch                                                                                     $28,815
------------------------------------------------------------------------------------ ------------------------------------------
   ECTR Mexico Holdings B.V.                                                                                          $1,919
------------------------------------------------------------------------------------ ------------------------------------------
   EDC - Columbia Branch                                                                                             $92,598
------------------------------------------------------------------------------------ ------------------------------------------
   EESO Merchant Investments Inc.                                                                                 $3,816,575
------------------------------------------------------------------------------------ ------------------------------------------
   EFS Construction and Services Company                                                                              $1,162
------------------------------------------------------------------------------------ ------------------------------------------
   EFS Water Treatment Services                                                                                      $23,041
------------------------------------------------------------------------------------ ------------------------------------------
   EFS-CMS, Inc                                                                                                   $2,390,850
------------------------------------------------------------------------------------ ------------------------------------------
   EGEP Services Inc.                                                                                            $76,534,515
------------------------------------------------------------------------------------ ------------------------------------------
   EGP Fuels Company                                                                                            $404,307,118
------------------------------------------------------------------------------------ ------------------------------------------
   EGPP Services, Inc.                                                                                              $166,743
------------------------------------------------------------------------------------ ------------------------------------------
   EGS Hydrocarbons Corp.                                                                                         $2,254,028
------------------------------------------------------------------------------------ ------------------------------------------
   EGS New Ventures Corp.                                                                                               $527
------------------------------------------------------------------------------------ ------------------------------------------
   Electricidad Enron de Guatemala, SA                                                                            $2,263,971
------------------------------------------------------------------------------------ ------------------------------------------
   ENA CLO I Holding Company GP L.L.C.                                                                                $3,215
------------------------------------------------------------------------------------ ------------------------------------------
   Energy Caribbean Finance Co.                                                                                   $2,622,416
------------------------------------------------------------------------------------ ------------------------------------------
   E-Next Generation                                                                                                $796,784
------------------------------------------------------------------------------------ ------------------------------------------
   Enpak Holdings Ltd.                                                                                            $1,639,782
------------------------------------------------------------------------------------ ------------------------------------------
   Enpak Power (Private) Company                                                                                        $328
------------------------------------------------------------------------------------ ------------------------------------------
   Enron (Barbados) International Bus. Corp                                                                           $1,250
------------------------------------------------------------------------------------ ------------------------------------------
   Enron (China) Limited                                                                                            $133,820
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Accro BV                                                                                                   $194,657
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Acquisition III Corp                                                                                       $244,511
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Advertising, Inc.                                                                                            $3,262
------------------------------------------------------------------------------------ ------------------------------------------
   Enron America del Sur S. A.                                                                                    $5,195,801
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Americas, Inc                                                                                            $1,306,715
------------------------------------------------------------------------------------ ------------------------------------------
   Enron APACHI Seismic Inc.                                                                                              $4
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Argentina CHESA Holdings, Inc.                                                                              $27,512
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Argentina CIESA Holding S. A.                                                                            $1,570,843
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Argentina Investments, Inc.                                                                                    $590
------------------------------------------------------------------------------------ ------------------------------------------
   Enron ASC, Inc.                                                                                                $2,874,713
------------------------------------------------------------------------------------ ------------------------------------------


                                                                Page 3 of 13



In re: Enron Corp
Case No. 01-16034


                                                             Exhibit B-33
                                        Other Personal Property of Any Kind Not Already Listed

------------------------------------------------------------------------------------ ------------------------------------------

                              Description of Property                                               Book Value

------------------------------------------------------------------------------------ ------------------------------------------
   Enron Asia-Pacific.Africa/China LLC                                                                          $423,711,693
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Asset Management Resources, Inc                                                                            $548,588
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Australia Pty. Limited                                                                                     $183,133
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Bandwidth, Inc                                                                                               $9,194
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Brazil Development C.V.                                                                                        $120
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Brazil Power Holdings I Ltd                                                                                $991,431
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Brazil Power Holdings II Ltd                                                                                   $991
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Brazil Power Holdings VI Ltd.                                                                                $4,008
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Brazil Power Investments I Ltd                                                                              $10,014
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Broadband Services UK Ltd.                                                                                 $183,044
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Broadband Services, Inc.                                                                             $1,010,713,639
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Broadband Services, LP                                                                                   $8,019,062
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Broadband Servs Netherlands B.V.                                                                           $214,798
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Broadband Servs. Netherlands 2 BV                                                                            $3,765
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Broadband Servs. Operating Co. B.V.                                                                          $2,488
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Broadband Svcs Asia/Pacif Pte Ltd.                                                                         $165,447
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Canada Corp.                                                                                             $2,429,110
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Capital & Trade Res. - Europe B.V.                                                                         $484,284
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Capital II Corp                                                                                            $213,776
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Capital III Corp                                                                                        $20,525,053
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Capital Investments Corp                                                                               $141,287,250
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Capital L.L.C.                                                                                                 $228
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Capital Mmgt. III LP                                                                                    $87,193,168
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Capital North America Corp                                                                              $48,732,831
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Capl & Trd Res Singapore Pte. Ltd.                                                                      $45,595,795
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Caribbean Basin Finance, L.L.C.                                                                             $75,425
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Caribbean Basin LLC                                                                                    $254,768,206
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Caribe III Ltd                                                                                                 $382
------------------------------------------------------------------------------------ ------------------------------------------
   Enron CASH Company No. 1                                                                                      $22,306,835
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Cayman Leasing Ltd.                                                                                      $1,828,824
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Ceska Republika BV                                                                                          $12,906
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Coal Company                                                                                            $39,911,519
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Coal Services Limited                                                                                      $500,000
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Cogeneracion Metropolitana B.V.                                                                              $1,919
------------------------------------------------------------------------------------ ------------------------------------------


                                                                Page 4 of 13



In re: Enron Corp
Case No. 01-16034


                                                             Exhibit B-33
                                        Other Personal Property of Any Kind Not Already Listed

------------------------------------------------------------------------------------ ------------------------------------------

                              Description of Property                                               Book Value

------------------------------------------------------------------------------------ ------------------------------------------
   Enron Communications Group, Inc.                                                                                      $89
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Communications Leasing Corp                                                                            $146,146,467
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Compressor Services                                                                                     $19,999,924
------------------------------------------------------------------------------------ ------------------------------------------
   Enron CPO Finance I, Inc.                                                                                          $5,282
------------------------------------------------------------------------------------ ------------------------------------------
   Enron CPO Finance II, Inc.                                                                                            $31
------------------------------------------------------------------------------------ ------------------------------------------
   Enron CPO Holdings Inc.                                                                                           $35,733
------------------------------------------------------------------------------------ ------------------------------------------
   Enron CPO Management Holdings I, Inc.                                                                                $234
------------------------------------------------------------------------------------ ------------------------------------------
   Enron CPO Management Holdings II, Inc.                                                                               $111
------------------------------------------------------------------------------------ ------------------------------------------
   Enron CPO Partners II, Inc.                                                                                          $113
------------------------------------------------------------------------------------ ------------------------------------------
   Enron CTS International, Inc.                                                                                  $3,285,714
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Cushing Oil Marketing, Inc.                                                                              $3,787,296
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Development Vietnam LLC                                                                                        $224
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Direct Limited                                                                                               $2,356
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Direct Limited Partnership                                                                                   $1,827
------------------------------------------------------------------------------------ ------------------------------------------
   Enron do Brazil Holdings Ltd                                                                                   $7,640,383
------------------------------------------------------------------------------------ ------------------------------------------
   Enron do Brazil Investments Ltd                                                                                  $205,681
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Dutch Holdings B.V.                                                                                    $104,312,177
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Economic Development Corp                                                                               $24,218,316
------------------------------------------------------------------------------------ ------------------------------------------
   Enron EES Acquisition I Corp.                                                                                      $2,593
------------------------------------------------------------------------------------ ------------------------------------------
   Enron El Salvador Power Holdings Ltd                                                                               $2,366
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Electric Mato Grosso do Sul C.V.                                                                               $120
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Electric Power Brazil CV                                                                                       $706
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Electric Sao Paulo CV                                                                                          $120
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Energia Industrial de Mexico B.V.                                                                            $1,919
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Energia Noroeste B.V.                                                                                        $1,919
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Energie GmbH                                                                                                $44,339
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Energy Services Capital Corp.                                                                              $765,305
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Energy Services Deutschland GmbH                                                                             $1,744
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Energy Services Engineering UK Ltd                                                                             $452
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Energy Services Europe B.V                                                                                  $64,029
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Energy Services International Co.                                                                        $3,014,017
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Energy Services Int'l Leasing, Inc                                                                          $47,137
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Energy Services North America, Inc                                                                     $186,976,560
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Energy Services Operation, Inc.                                                                      $1,505,069,287
------------------------------------------------------------------------------------ ------------------------------------------


                                                                Page 5 of 13



In re: Enron Corp
Case No. 01-16034


                                                             Exhibit B-33
                                        Other Personal Property of Any Kind Not Already Listed

------------------------------------------------------------------------------------ ------------------------------------------

                              Description of Property                                               Book Value

------------------------------------------------------------------------------------ ------------------------------------------
   Enron Energy Services Portugal, LDA                                                                                $4,480
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Energy Services, Inc.                                                                                  $927,796,934
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Engineering and Construction Co.                                                                     $1,233,766,387
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Espana Energia, S.L.                                                                                         $3,897
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Espana Generacion SL                                                                                         $6,838
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Europe Finance & Trading Ltd.                                                                              $145,611
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Europe Limited                                                                                           $2,533,154
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Expat Services Inc.                                                                                     $44,508,019
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Export Sales Ltd.                                                                                       $45,530,369
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Federal Solutions, Inc                                                                                       $1,154
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Field Services Corp                                                                                     $12,874,211
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Financial Energy Trading L.L.C.                                                                                $100
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Finland Energy Oy                                                                                           $13,626
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Foundation                                                                                                  $17,112
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Freight Markets Corp.                                                                                      $905,472
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Fuels Caribbean, L.P.                                                                                   $28,224,980
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Fuels International, Inc.                                                                               $31,794,367
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Fuels Services Holding Ltd.                                                                                  $1,723
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Gas Liquids, Inc.                                                                                        $3,051,645
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Gas Processing (Europe) Limited                                                                             $60,972
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Gaza Operations, Ltd                                                                                        $14,367
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Generacion SL                                                                                                  $265
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Global de Guatemala, S.A.                                                                                      $965
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Global Equity Ltd.                                                                                          $30,504
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Global Expl. & Prod. Inc.                                                                                $2,859,435
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Global LNG LLC                                                                                           $8,747,807
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Global Markets LLC                                                                                      $62,731,239
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Global Semiconductors Serv, L.P.                                                                           $390,229
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Guam Piti Corporation                                                                                      $100,000
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Guatemala Holdings Ltd.                                                                                  $3,993,399
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Holding Company LLC                                                                                      $5,881,328
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Hrvatska Development BV                                                                                     $23,634
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Hydrocarbons Marketing Corp.                                                                            $29,017,863
------------------------------------------------------------------------------------ ------------------------------------------
   Enron India LLC                                                                                              $175,874,713
------------------------------------------------------------------------------------ ------------------------------------------


                                                                Page 6 of 13



In re: Enron Corp
Case No. 01-16034


                                                             Exhibit B-33
                                        Other Personal Property of Any Kind Not Already Listed

------------------------------------------------------------------------------------ ------------------------------------------

                              Description of Property                                               Book Value

------------------------------------------------------------------------------------ ------------------------------------------
   Enron India Natural Gas, Inc.                                                                                  $1,242,501
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Industrial Market LLC                                                                                   $17,257,782
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Industrial Markets GP Corp                                                                                   $1,390
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Industrial Natural Gas Company                                                                          $81,065,635
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Intermediate Holdings, LLC                                                                              $91,996,763
------------------------------------------------------------------------------------ ------------------------------------------
   Enron International Argentina Holdings                                                                         $3,118,754
------------------------------------------------------------------------------------ ------------------------------------------
   Enron International Bolivia Holdings Ltd                                                                       $2,079,342
------------------------------------------------------------------------------------ ------------------------------------------
   Enron International Bolivia Invest. Ltd.                                                                           $6,590
------------------------------------------------------------------------------------ ------------------------------------------
   Enron International Brazil 1997 Ltd                                                                              $993,446
------------------------------------------------------------------------------------ ------------------------------------------
   Enron International Brazil Investments                                                                         $1,709,948
------------------------------------------------------------------------------------ ------------------------------------------
   Enron International Holdings Corp                                                                            $102,381,860
------------------------------------------------------------------------------------ ------------------------------------------
   Enron International Inc                                                                                      $435,405,092
------------------------------------------------------------------------------------ ------------------------------------------
   Enron International Merchant Hldngs Inc                                                                        $2,551,979
------------------------------------------------------------------------------------ ------------------------------------------
   Enron International Power Barge Ltd.                                                                             $680,863
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Int'l Argentina Investments Ltd.                                                                                $50
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Int'l Brazil Gas Holdings Ltd                                                                            $2,731,089
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Intl Development Ltd                                                                                     $2,177,731
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Int'l Energy (Asia) Pte. Ltd.                                                                            $3,343,721
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Investments Limited                                                                                     $17,191,097
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Japan Corp                                                                                                 $670,052
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Joint Venture Mgmt. Asia Corp                                                                              $279,342
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Kalimantan Power Corp                                                                                       $22,547
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Latvia Holdings                                                                                             $54,000
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Latvia Limited                                                                                               $1,000
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Liquid Fuels, Inc.                                                                                      $52,664,743
------------------------------------------------------------------------------------ ------------------------------------------
   Enron LNG Power (Atlantic) Ltd.                                                                                  $345,544
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Louisiana Transport Val. Co.                                                                                $57,350
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Louisiana Transportation Co.                                                                               $530,999
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Machine & Mechanical Services, Inc                                                                       $1,104,417
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Management, Inc.                                                                                        $13,507,486
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Mariana Holdings Corp                                                                                           $94
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Mariana Power LLC                                                                                               $45
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Market Claims Trading Corp                                                                                  $12,000
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Mauritius Services Company Ltd.                                                                             $43,581
------------------------------------------------------------------------------------ ------------------------------------------


                                                                Page 7 of 13



In re: Enron Corp
Case No. 01-16034


                                                             Exhibit B-33
                                        Other Personal Property of Any Kind Not Already Listed

------------------------------------------------------------------------------------ ------------------------------------------

                              Description of Property                                               Book Value

------------------------------------------------------------------------------------ ------------------------------------------
   Enron Metals & Commodity Corp                                                                                 $18,061,037
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Metals Group Limited                                                                                       $831,157
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Methanol Company                                                                                        $39,049,876
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Mexico I B.V.                                                                                                $1,919
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Mexico II B.V.                                                                                               $1,919
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Mexico III B.V.                                                                                              $1,919
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Mexico IV B.V.                                                                                               $1,919
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Mexico IX B.V.                                                                                               $1,919
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Mexico V B.V.                                                                                                $1,919
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Mexico VI B.V.                                                                                               $1,919
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Mexico VII B.V.                                                                                              $1,919
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Mexico VIII B.V.                                                                                             $1,919
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Mexico XIII B.V.                                                                                             $1,919
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Mexico XIV B.V.                                                                                              $1,919
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Mexico XV B.V.                                                                                               $1,919
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Mexico XVI B.V.                                                                                              $1,919
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Mexico XVII B.V.                                                                                             $1,919
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Middle East LLC                                                                                         $21,356,654
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Middle East Ltd.                                                                                         $1,071,254
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Minerals Company                                                                                        $19,197,747
------------------------------------------------------------------------------------ ------------------------------------------
   Enron MW, LLC                                                                                                $408,968,694
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Natural Gas Marketing Corp.                                                                          $3,572,763,011
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Net Works LLC                                                                                          $339,705,226
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Netherlands B.V.                                                                                            $25,992
------------------------------------------------------------------------------------ ------------------------------------------
   Enron NetWorks Investments, L.L.C.                                                                            $17,254,558
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Nippon Holdings LLC                                                                                             $66
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Northwest Finance, LLC                                                                                  $19,545,138
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Northwest Intermediate, LLC                                                                             $22,208,590
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Oil & Gas China International Ltd.                                                                              $56
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Oil & Gas China Ltd.                                                                                       $182,683
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Online LLC                                                                                               $9,985,428
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Onshore Procurement                                                                                        $171,632
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Operations Corp.                                                                                       $290,552,658
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Oregon Services, Inc.                                                                                   $26,974,970
------------------------------------------------------------------------------------ ------------------------------------------


                                                                Page 8 of 13



In re: Enron Corp
Case No. 01-16034


                                                             Exhibit B-33
                                        Other Personal Property of Any Kind Not Already Listed

------------------------------------------------------------------------------------ ------------------------------------------

                              Description of Property                                               Book Value

------------------------------------------------------------------------------------ ------------------------------------------
   Enron Overseas Services Corp                                                                                   $7,141,888
------------------------------------------------------------------------------------ ------------------------------------------
   Enron P/L Const Co.-India. Ltd Ptnrshp                                                                           $143,091
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Panama Management Services LLC                                                                             $172,141
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Pasuruan Power Corp.                                                                                        $19,105
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Pipeline Holding Company                                                                               $988,828,090
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Pipeline Services Company                                                                               $21,549,194
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Ponderosa Mgmt Holdings                                                                                 $63,798,018
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Power & Industrial Construction Co                                                                      $14,688,041
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Power Construction Company-Brazil                                                                          $115,355
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Power Holdings C.V.                                                                                        $272,277
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Power Holdings, B. V.                                                                                       $13,473
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Power Investments, Inc.                                                                                     $16,077
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Power Management BV                                                                                          $1,075
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Power Marketing, Inc.                                                                                $4,820,575,638
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Power Operating Company                                                                                 $48,938,170
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Power Operations Limited                                                                                 $2,693,183
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Preferred Funding L.P.                                                                                     $469,960
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Processing Properties, Inc.                                                                                $777,500
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Products Pipeline, Inc.                                                                                    $562,827
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Proje Yonetimi Limited Sirketi                                                                             $935,630
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Property & Services Corp.                                                                              $189,684,370
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Qatar Holdings Ltd.                                                                                            $124
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Re Limited                                                                                                 $343,025
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Renewable Energy Corp                                                                                  $196,247,679
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Reserve 1 B.V.                                                                                                  $59
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Reserve 2 B.V.                                                                                               $1,211
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Reserve 7 BV                                                                                                 $3,980
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Russia Development, Inc.                                                                                 $8,247,048
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Sandhill L.P.                                                                                               $15,400
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Servicios de Energia, S.A.                                                                               $2,121,283
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Servicios de Mexico, S de R.L. de C.V.                                                                      $32,975
------------------------------------------------------------------------------------ ------------------------------------------
   Enron South America LLC                                                                                      $129,554,268
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Southern Africa Development Ltd                                                                                $102
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Sports Corp                                                                                              $4,847,949
------------------------------------------------------------------------------------ ------------------------------------------


                                                                Page 9 of 13



In re: Enron Corp
Case No. 01-16034


                                                             Exhibit B-33
                                        Other Personal Property of Any Kind Not Already Listed

------------------------------------------------------------------------------------ ------------------------------------------

                              Description of Property                                               Book Value

------------------------------------------------------------------------------------ ------------------------------------------
   Enron Subic Power Corp.                                                                                            $3,869
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Sutton Bridge Funding Limited                                                                              $457,380
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Technology Trading Inc.                                                                                      $3,249
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Telecommunications, Inc                                                                                      $1,449
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Trading Services Inc                                                                                     $1,704,675
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Transition Company, Inc.                                                                                $13,672,660
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Transportadora de Bolivia Ltd.                                                                              $12,500
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Valkyrie, LLC                                                                                               $10,660
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Venezuela LNG (Antilles) Hldg N.V.                                                                             $194
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Venezuela LNG (Netherlands) Hlg BV                                                                           $1,935
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Ventures Corp.                                                                                          $92,814,249
------------------------------------------------------------------------------------ ------------------------------------------
   Enron WarpSpeed Services, Inc                                                                                  $1,088,688
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Washington, Inc.                                                                                         $8,868,451
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Wenchang Holdings Co. Ltd.                                                                                 $681,761
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Wind Corp.                                                                                             $244,192,562
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Wind Lake Benton LLC                                                                                        $74,650
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Wind Storm Lake II LLC                                                                                      $46,688
------------------------------------------------------------------------------------ ------------------------------------------
   EPCA Argentina                                                                                                     $1,515
------------------------------------------------------------------------------------ ------------------------------------------
   EPower Nippon Holdings                                                                                           $240,000
------------------------------------------------------------------------------------ ------------------------------------------
   FGT Phase III                                                                                                  $6,323,238
------------------------------------------------------------------------------------ ------------------------------------------
   Florida Gas Transmission                                                                                       $2,964,770
------------------------------------------------------------------------------------ ------------------------------------------
   Garden State Paper LLC                                                                                         $4,487,066
------------------------------------------------------------------------------------ ------------------------------------------
   Gleason Power I LLC                                                                                            $7,360,989
------------------------------------------------------------------------------------ ------------------------------------------
   Grand Slam Parking, Inc.                                                                                         $859,366
------------------------------------------------------------------------------------ ------------------------------------------
   Hainan Funding LLC                                                                                                $50,163
------------------------------------------------------------------------------------ ------------------------------------------
   Hainan Meinan Power Company CJV                                                                                $2,406,951
------------------------------------------------------------------------------------ ------------------------------------------
   Hawksbill Creek LNG, Ltd                                                                                       $4,261,119
------------------------------------------------------------------------------------ ------------------------------------------
   HCK Enterprises LP, Inc.                                                                                       $8,843,598
------------------------------------------------------------------------------------ ------------------------------------------
   HCT Enterprises GP, Inc.                                                                                          $98,380
------------------------------------------------------------------------------------ ------------------------------------------
   Henry Bath Inc                                                                                                   $611,322
------------------------------------------------------------------------------------ ------------------------------------------
   HEOF Management Corp                                                                                             $239,710
------------------------------------------------------------------------------------ ------------------------------------------
   HEOF Management Corp.                                                                                                $175
------------------------------------------------------------------------------------ ------------------------------------------
   Houston Pipe Line Company                                                                                     $40,376,462
------------------------------------------------------------------------------------ ------------------------------------------
   Integrated Process Technologies LLC                                                                           $14,358,067
------------------------------------------------------------------------------------ ------------------------------------------


                                                                Page 10 of 13



In re: Enron Corp
Case No. 01-16034


                                                             Exhibit B-33
                                        Other Personal Property of Any Kind Not Already Listed

------------------------------------------------------------------------------------ ------------------------------------------

                              Description of Property                                               Book Value

------------------------------------------------------------------------------------ ------------------------------------------
   International Energy Develop. of Peru                                                                                $115
------------------------------------------------------------------------------------ ------------------------------------------
   International Energy Holdings of Peru                                                                                $115
------------------------------------------------------------------------------------ ------------------------------------------
   International Energy Investments of Peru                                                                             $115
------------------------------------------------------------------------------------ ------------------------------------------
   Intratex Gas Company                                                                                          $35,876,370
------------------------------------------------------------------------------------ ------------------------------------------
   JEDI SPV I L.L.C                                                                                              $53,810,003
------------------------------------------------------------------------------------ ------------------------------------------
   Joint Energy Dev Investments L.P.                                                                            $285,128,332
------------------------------------------------------------------------------------ ------------------------------------------
   KCSE Star, LLC                                                                                                 $1,779,120
------------------------------------------------------------------------------------ ------------------------------------------
   Kingfisher I LLC                                                                                             $139,191,202
------------------------------------------------------------------------------------ ------------------------------------------
   Las Vegas Cogeneration II, L.L.C.                                                                                 $30,792
------------------------------------------------------------------------------------ ------------------------------------------
   Louisiana Gas Marketing Company                                                                              $115,749,948
------------------------------------------------------------------------------------ ------------------------------------------
   LRCI, Inc.                                                                                                   $284,681,845
------------------------------------------------------------------------------------ ------------------------------------------
   Maguey VPP, LLC                                                                                                   $86,750
------------------------------------------------------------------------------------ ------------------------------------------
   Marengo, L.P                                                                                                         $100
------------------------------------------------------------------------------------ ------------------------------------------
   MEGS, L.L.C.                                                                                                   $3,212,549
------------------------------------------------------------------------------------ ------------------------------------------
   Merlin Acquisition L.P.                                                                                          $254,290
------------------------------------------------------------------------------------ ------------------------------------------
   NBP Services Corporation                                                                                       $8,474,387
------------------------------------------------------------------------------------ ------------------------------------------
   NEPCO Power Procurement Co.                                                                                   $41,148,319
------------------------------------------------------------------------------------ ------------------------------------------
   NEPCO Services International, Inc                                                                              $2,884,657
------------------------------------------------------------------------------------ ------------------------------------------
   New Albany Power I, L.L.C.                                                                                   $143,404,756
------------------------------------------------------------------------------------ ------------------------------------------
   NewPower Holdings, Inc.                                                                                          $349,784
------------------------------------------------------------------------------------ ------------------------------------------
   North Carolina Power Holdings, LLC                                                                                 $1,162
------------------------------------------------------------------------------------ ------------------------------------------
   Northern Border Intermediate Limited Partnership                                                                 $128,625
------------------------------------------------------------------------------------ ------------------------------------------
   Northern Border Pipeline                                                                                         $251,839
------------------------------------------------------------------------------------ ------------------------------------------
   Northshore - Services Agreement                                                                               $13,694,951
------------------------------------------------------------------------------------ ------------------------------------------
   Nowa Sarzyna Holding B.V.                                                                                      $1,150,328
------------------------------------------------------------------------------------ ------------------------------------------
   Offshore Power Operations C.V.                                                                                   $460,900
------------------------------------------------------------------------------------ ------------------------------------------
   Pakistan Construction Services, Inc.                                                                             $866,638
------------------------------------------------------------------------------------ ------------------------------------------
   Panhandle Gas Company                                                                                            $364,783
------------------------------------------------------------------------------------ ------------------------------------------
   Paulista LLC                                                                                                  $19,458,234
------------------------------------------------------------------------------------ ------------------------------------------
   PBOG Corp.                                                                                                   $108,165,599
------------------------------------------------------------------------------------ ------------------------------------------
   Pelican Bidder LP                                                                                              $5,095,714
------------------------------------------------------------------------------------ ------------------------------------------
   Peoples - Services Agreement                                                                                  $65,316,989
------------------------------------------------------------------------------------ ------------------------------------------
   Peregrine I L.L.C.                                                                                           $385,586,213
------------------------------------------------------------------------------------ ------------------------------------------
   Pierce Mechanical                                                                                                 $14,498
------------------------------------------------------------------------------------ ------------------------------------------


                                                                Page 11 of 13



In re: Enron Corp
Case No. 01-16034


                                                             Exhibit B-33
                                        Other Personal Property of Any Kind Not Already Listed

------------------------------------------------------------------------------------ ------------------------------------------

                              Description of Property                                               Book Value

------------------------------------------------------------------------------------ ------------------------------------------
   Ponderosa Assets, LP                                                                                          $33,644,464
------------------------------------------------------------------------------------ ------------------------------------------
   Ponderosa Pine Energy LLC                                                                                            $310
------------------------------------------------------------------------------------ ------------------------------------------
   Portland General Electric Company                                                                              $7,139,472
------------------------------------------------------------------------------------ ------------------------------------------
   Portland General Fair Value                                                                                   $10,000,000
------------------------------------------------------------------------------------ ------------------------------------------
   Portland General Holdings, Inc.                                                                              $167,105,752
------------------------------------------------------------------------------------ ------------------------------------------
   Preferred Voting Trust, a Delaware Busin                                                                   $1,023,999,982
------------------------------------------------------------------------------------ ------------------------------------------
   Pronghorn I                                                                                                    $1,712,193
------------------------------------------------------------------------------------ ------------------------------------------
   Puerto Quetzal Power Corp.                                                                                     $1,080,000
------------------------------------------------------------------------------------ ------------------------------------------
   Quail Energy, L.P.                                                                                                   $100
------------------------------------------------------------------------------------ ------------------------------------------
   Rheingold GmbH                                                                                                 $7,565,735
------------------------------------------------------------------------------------ ------------------------------------------
   Richmond Power Enterprise L.P.                                                                                 $1,315,546
------------------------------------------------------------------------------------ ------------------------------------------
   Richmond Power Holdings, Inc.                                                                                    $551,410
------------------------------------------------------------------------------------ ------------------------------------------
   RMS Management, LLC                                                                                                   $37
------------------------------------------------------------------------------------ ------------------------------------------
   Salmon Springs Hospitality Group                                                                                  $57,348
------------------------------------------------------------------------------------ ------------------------------------------
   SE Raptor L.P.                                                                                                       $100
------------------------------------------------------------------------------------ ------------------------------------------
   Seminole Capital LLC                                                                                             $801,393
------------------------------------------------------------------------------------ ------------------------------------------
   Sequoia Financial Assets LLC                                                                               $1,309,797,075
------------------------------------------------------------------------------------ ------------------------------------------
   Smith Street Land Company                                                                                    $248,501,089
------------------------------------------------------------------------------------ ------------------------------------------
   SUNCO Ltd., LLC                                                                                                    $2,086
------------------------------------------------------------------------------------ ------------------------------------------
   Sundance Assets, L.P.                                                                                          $6,561,497
------------------------------------------------------------------------------------ ------------------------------------------
   Tenant Services, Inc.                                                                                         $69,382,855
------------------------------------------------------------------------------------ ------------------------------------------
   Terra Co, LLC                                                                                                    $323,696
------------------------------------------------------------------------------------ ------------------------------------------
   The Protane Corporation                                                                                       $32,242,144
------------------------------------------------------------------------------------ ------------------------------------------
   Tigre                                                                                                          $2,403,712
------------------------------------------------------------------------------------ ------------------------------------------
   TLS Investors, L.L.C.                                                                                         $29,577,503
------------------------------------------------------------------------------------ ------------------------------------------
   Verdenergia Enron De Puerto Rico, Inc                                                                                $405
------------------------------------------------------------------------------------ ------------------------------------------
   Weather Alert, Inc.                                                                                            $7,874,221
------------------------------------------------------------------------------------ ------------------------------------------
   West Fork Land Development Co LLC                                                                              $5,707,517
------------------------------------------------------------------------------------ ------------------------------------------
   White Pine Energy                                                                                                  $3,470
------------------------------------------------------------------------------------ ------------------------------------------
   Whitewing Associates L.P.                                                                                            $100
------------------------------------------------------------------------------------ ------------------------------------------
   Wiltshire Finance Asset Company, LLC                                                                                 $566
------------------------------------------------------------------------------------ ------------------------------------------
   Yellowknife                                                                                                   $14,080,555
------------------------------------------------------------------------------------ ------------------------------------------
   Yukon River Assets, L.L.C.                                                                                           $100
------------------------------------------------------------------------------------ ------------------------------------------
Subtotal Accounts Receivable - Affiliates                                                                    $28,262,929,917
------------------------------------------------------------------------------------ ------------------------------------------


                                                                Page 12 of 13



In re: Enron Corp
Case No. 01-16034


                                                             Exhibit B-33
                                        Other Personal Property of Any Kind Not Already Listed

------------------------------------------------------------------------------------ ------------------------------------------

                              Description of Property                                               Book Value

------------------------------------------------------------------------------------ ------------------------------------------
Notes Receivable - Affiliates:
------------------------------------------------------------------------------------ ------------------------------------------
   EBS Ventures, L.L.C.                                                                                             $305,000
------------------------------------------------------------------------------------ ------------------------------------------
   ECT Europe Finance Inc.                                                                                       $29,094,271
------------------------------------------------------------------------------------ ------------------------------------------
   ECT Europe Inc                                                                                                $82,223,996
------------------------------------------------------------------------------------ ------------------------------------------
   Energia Total do Brasil Ltda                                                                                 $197,861,564
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Broadband Services Japan K.K                                                                                $79,431
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Canada Corp.                                                                                               $292,394
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Capital & Trade Res. - Europe B.V.                                                                       $2,999,122
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Capital & Trade Resources Intl                                                                         $608,983,034
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Development Funding Ltd.                                                                               $745,523,406
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Intermediate Holdings, LLC                                                                           $1,521,161,267
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Japan Corp                                                                                               $1,237,840
------------------------------------------------------------------------------------ ------------------------------------------
   Enron LNG Marketing LLC                                                                                        $2,145,045
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Metals Group Limited                                                                                   $623,154,129
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Netherlands Holdings BV                                                                              $1,157,228,416
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Northwest Intermediate, LLC                                                                            $782,883,657
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Russia Development, Inc.                                                                                   $400,000
------------------------------------------------------------------------------------ ------------------------------------------
   Enron Trade Services Holdings Inc                                                                             $22,814,699
------------------------------------------------------------------------------------ ------------------------------------------
   Joint Energy Dev Investments L.P.                                                                            $507,436,414
------------------------------------------------------------------------------------ ------------------------------------------
   Pronghorn I                                                                                                   $50,000,000
------------------------------------------------------------------------------------ ------------------------------------------
   Rheingold GmbH                                                                                               $106,630,000
------------------------------------------------------------------------------------ ------------------------------------------
Subtotal Notes Receivable - Affiliates                                                                        $6,442,453,685
------------------------------------------------------------------------------------ ------------------------------------------

------------------------------------------------------------------------------------ ------------------------------------------
Total                                                                                                        $34,781,045,484
------------------------------------------------------------------------------------ ------------------------------------------


                                                                Page 13 of 13